SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LM FUNDING AMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ANNUAL MEETING

AND PROXY STATEMENT

2016

April 29, 2016

TO OUR SHAREHOLDERS:

You are cordially invited to attend our 2016 Annual Shareholders’ Meeting, which will be held at Cinebistro at Hyde Park Village, 1609 West Swann Avenue, Tampa, Florida 33606, on Thursday, June 16, 2016, at 3 p.m., local time. Shareholders will be admitted beginning at 2:30 p.m.

The attached notice of annual meeting of shareholders and proxy statement cover the formal business of the annual meeting and contains a discussion of the matters to be voted upon at the annual meeting. At the annual meeting, our management will also provide a report on our operations and achievements during the past year.

Your vote is very important. Whether or not you plan to attend the meeting in person, please vote your shares by completing, signing and returning the accompanying proxy card, or by following the instructions on the card for voting by telephone or Internet. If you later decide to attend the annual meeting and vote in person, you may revoke your proxy at that time.

Bruce M. Rodgers, Esq.

Chairman of the Board Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF LM FUNDING AMERICA, INC.:

TIME:	3 p.m., local time, on Thursday, June 16, 2016. Shareholders will be admitted beginning at 2:30 p.m.

PLACE:	Cinebistro at Hyde Park Village 1609 West Swann Avenue Tampa, Florida 33606

ITEMS OF BUSINESS:	1.	To elect two Class I directors to hold office for a three-year term ending at the 2019 annual meeting of shareholders; and

	2.	To transact such other business that may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE	Shareholders of record on May 2, 2016 are entitled to notice of the annual meeting and are entitled to vote at the annual meeting in person or by proxy.

ANNUAL REPORT	Our 2015 Annual Report to Shareholders, which is not a part of this proxy statement, is enclosed.

PROXY VOTING

It is important that your shares be represented at the annual meeting and voted in accordance with your instructions.  Please indicate your instructions by promptly signing and dating the enclosed proxy card and mailing it in the enclosed postage paid, pre-addressed envelope or by following the instruction on the proxy card for telephone or Internet voting.

By Order of the Board of Directors,

Aaron L. Gordon, Esq.

General Counsel and Secretary

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 16, 2016

TO THE SHAREHOLDERS OF LM FUNDING AMERICA, INC.:	May 2, 2016

This proxy statement and the form of proxy are delivered in connection with the solicitation by the Board of Directors of LM Funding America, Inc. (the “company,” “we,” or “us”), a Delaware corporation, of proxies to be voted at our 2016 Annual Meeting of Shareholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Shareholders on Thursday, June 16, 2016, beginning at 3 p.m., local time. The Annual Meeting will be held at Cinebistro at Hyde Park Village, 1609 West Swann Avenue, Tampa, Florida 33606. Shareholders will be admitted beginning at 2:30 p.m.

Your vote is very important. Therefore, whether you plan to attend the Annual Meeting or not and regardless of the number of shares you own, please date, sign and return the enclosed proxy card promptly or follow the instructions on the card for voting by telephone or Internet.

At the meeting, the use of cameras, audio or video recording equipment, communications devices or similar equipment will be prohibited.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on June 16, 2016:

This proxy statement and the 2015 Annual Report to Shareholders are available at www.proxyvote.com

Upon your written request, we will provide you with a copy of our 2015 annual report on Form 10-K, including exhibits, free of charge. Send your request to LM Funding America, Inc., c/o Aaron Gordon, General Counsel and Secretary, 302 Knights Run Avenue, Suite 1000, Tampa, Florida 33602.

ABOUT THE ANNUAL MEETING

What is the purpose of the meeting?

The principal purpose of the Annual Meeting is to elect two directors to the company’s Board of Directors. In addition, our management will report on our performance during 2015, discuss challenges ahead and respond to questions from shareholders.

When were these materials mailed?

We began mailing this proxy statement on or about May 16, 2016.

Who is entitled to vote?

Shareholders of record at the close of business on the record date, May 2, 2016, are entitled to vote in person or by proxy at the Annual Meeting.  In general, shareholders are entitled to one vote per share on each matter voted upon. In an election for directors, however, shareholders are entitled to vote the number of shares they own for as many director candidates as there are directors to be elected. The Board of Directors has determined that the Board of Directors should include two Class I directorships. Accordingly, since two directors are to be elected at this Annual Meeting, in electing directors, each share will entitle the shareholder to two votes, one per director. Shareholders may not cumulate their votes. As of April 29, 2016 there were 3,300,000 common shares outstanding.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares outstanding will constitute a quorum, permitting us to conduct the business of the meeting.

What is the difference between a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a “shareholder of record.” This Notice of Meeting and proxy statement has been provided directly to you by LM Funding America, Inc. You may vote by ballot at the meeting or vote by proxy. To vote by proxy, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet.

If your shares are held for you in a brokerage, bank or other institutional account (that is, held in “street name”), then you are not a shareholder of record. Rather, the institution is the shareholder of record and you are the “beneficial owner” of the shares. The accompanying Notice of Meeting and this proxy statement have been forwarded to you by that institution. If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, or follow the instructions on the proxy card for voting by telephone or Internet, the institution will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the institution).

How do I vote?

By Ballot at the Meeting. If you are a shareholder of record and attend the Annual Meeting, you may vote in person by ballot at the Annual Meeting. To vote by ballot, you must register and confirm your shareholder status at the meeting. If the shareholder of record is a corporation, partnership, limited liability company or other entity of which you are an officer or other authorized person, then you should bring evidence of your authority to vote the shares on behalf of the entity. If your shares are held for you in a brokerage, bank or other institutional account (that is, in “street name”), you must obtain a proxy, executed in your favor, from that institution (the holder of record) to vote your beneficially-owned shares by ballot at the Annual Meeting. In the election of directors (Matter No. 1), each share held by a shareholder of record will be entitled to two votes, one for each director to be elected.

By Proxy. If you complete, sign and return the accompanying proxy card or follow the instructions on the proxy card for voting by telephone or Internet, then your shares will be voted as you direct. In the election of directors (Matter No. 1), your options with respect to each director are to direct a vote “FOR” or to “WITHHOLD AUTHORITY.”

If you are a shareholder of record, then you may opt to deliver your completed proxy card in person at the Annual Meeting.

Can I vote by telephone or Internet?

Yes. If you follow the instructions on the proxy card for voting by telephone or Internet, your shares will be voted as you direct.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Annual Meeting for purposes of determining whether a quorum is present. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on nonroutine matters such as proposal 1. Shares subject to a broker non-vote will not be considered entitled to vote with respect to proposal 1 and will not affect the outcome of proposal 1.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign and return each proxy card you receive or follow the telephone or Internet instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. You may follow the instructions on the proxy card to change your votes or instructions any time before midnight the day before the meeting.  In addition, if you are a shareholder of record, you may revoke your proxy any time before your shares are voted by filing with the secretary of the company a written notice of revocation or submitting a duly executed proxy bearing a later date. If you file a notice of revocation, you may then vote (or abstain from voting) your shares in person at the Annual Meeting. If you submit a later dated proxy, then your shares will be voted in accordance with that later dated proxy. No such notice of revocation or later dated proxy, however, will be effective unless received by us at or before the Annual Meeting and before your shares have been voted. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof as indicated on the proxy card. Sending in a proxy does not affect your right to vote in person if you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

If I submit a proxy card, how will my shares be voted?

Your shares will be voted as you instruct on the proxy card.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a shareholder of record and sign and return the proxy card without indicating your instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the date this proxy statement went to print, we did not know of any other matter to be raised at the Annual Meeting.

What are the Board’s recommendations?

The Board recommends votes—

➢	FOR election of the following nominees for director positions:

Mr. Bruce Martin Rodgers

Ms. Carollinn Gould

What vote is required to approve each item?

Election of directors. In the election of directors, the two highest recipients of “FOR” votes will be elected. A properly executed proxy card marked “WITHHOLD AUTHORITY” with respect to the election of one or more director nominees will not be voted with respect to the director or directors indicated, even though it will be counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Other Matters. We do not anticipate other matters coming to a vote at the Annual Meeting. Should any other matter be brought to a vote, the matter will be approved by the affirmative vote of the majority of the outstanding shares present in person or by proxy at the Annual Meeting and entitled to vote on the subject matter at a meeting at which a quorum is present unless a greater number of affirmative votes is required for approval of that matter under our certificate of incorporation, by-laws, or Delaware General Corporate Law.

How will votes be counted?

All votes will be tabulated by the secretary of the company. We have engaged Broadridge Financial Solutions, Inc. to collect and tabulate proxy instructions. Although abstentions and broker non-votes are each included in the determination of the number of shares present, they are not counted on any matters brought before the meeting.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

.

MATTER NO. 1

ELECTION OF DIRECTORS

Two directors are to be elected at the Annual Meeting. In accordance with the company’s certificate of incorporation, the Board of Directors is divided into three classes. Class I and Class II each consists of two directors, with Class III consisting of three directors. All directors within a class have the same three-year terms of office. The class terms expire at successive annual meetings so that each year a class of directors is elected. The current terms of director classes expire in 2016 (Class I directors), 2017 (Class II directors), and 2018 (Class III directors). Each of the Class I directors elected at the 2016 Annual Meeting will be elected to serve a three-year term.

With the recommendation of the Nominating and Governance Committee, the Board of Directors has nominated the following persons to stand for election as Class I directors at the 2016 Annual Meeting of Shareholders, with terms expiring in 2019:

Mr. Bruce Martin Rodgers

Ms. Carollinn Gould

Each of the nominees for election as a director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, one or more of the nominees should be unavailable or unwilling to serve as a director, proxies may be voted for the election of such other persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

The persons named in the enclosed proxy card intend, unless otherwise directed, to vote such proxy “FOR” the election of Mr. Bruce M. Rodgers and Ms. Carollinn Gould, as Class I directors of LM Funding America, Inc. The nominees receiving the two highest “FOR” vote totals will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF THE COMPANY — ITEM 1 ON YOUR PROXY CARD.

DIRECTORS

Set forth below is a summary of the background and experience of each director nominee and director.  There are no family relationship among any of the directors and/or executive officers of the company except as follows: Mr. Bruce M. Rodgers, our Chairman and Chief Executive Officer, and Ms. Carollinn Gould, our Vice President—General Manager and director, have been married since 2004 and Joel E. Rodgers, Sr. is the father of Bruce M. Rodgers and the father-in-law of Carollinn Gould.

Directors Standing for Election (Class I)

Bruce M. Rodgers. Mr. Rodgers, age 52, has served as the Chairman of the Board of Directors and Chief Executive Officer of the company since its initial public offering in October 2015. Prior to that Mr. Rodgers owned Business Law Group, P.A. (“BLG”) and served as counsel to the founders of LM Funding, LLC (“LMF”).  Mr. Rodgers was instrumental in developing the company’s business model prior to inception.  Mr. Rodgers transferred his interest in BLG to other attorneys in the firm by means of redemption of such interest in BLG prior to the company going public in 2015.  Mr. Rodgers is a former business transactions attorney and was an associate of Macfarlane, Ferguson, & McMullen, P.A. from 1991 to 1995 and a partner from 1995-1998 and was an equity partner of Foley & Lardner LLP from 1998 to 2003. Originally from Bowling Green, Kentucky, Mr. Rodgers holds an engineering degree from Vanderbilt University (1985) and a Juris Doctor, with honors, from the University of Florida (1991). Mr. Rodgers also served as an officer in the United States Navy from 1985-1989 rising to the rank of Lieutenant, Surface Warfare Officer. Mr. Rodgers is a member of the Florida Bar and holds an AV-Preeminent rating from Martindale Hubbell.

Mr. Rodgers brings to the Board of Directors considerable experience in business, management, and law, and because of those experiences and his education, he possesses analytical and legal skills which are considered of importance to the operations of the company, the oversight of its performance and the evaluation of its future growth opportunities. Furthermore, his performance as chief executive officer has indicated an in-depth understanding of the company’s business. Mr. Rodgers and the Rodgers family hold a controlling majority interest in the Company.

Carollinn Gould. Ms. Gould, age 52, co-founded LMF in January 2008, and has served as Vice President—General Manager and a Director of the company since its initial public offering in October 2015. Prior to joining LMF, Ms. Gould owned and operated a recruiting company specializing in the placement of financial services personnel. Prior to that, Ms. Gould worked at Outback Steakhouse (NYSE: OSI ) (“OSI”) where she opened the first restaurant in 1989 and finished her career at OSI in 2006 as shared services controller for over 1,000 restaurants. Ms. Gould holds a Bachelor’s Degree in Business Management from Nova Southeastern University.

As a co-founder of LMF, Ms. Gould brings to our Board of Directors an encyclopedia of knowledge regarding LMF’s growth, operations, and procedures. Since inception she has controlled all bank accounts of the Company and managed its internal control systems. She also brings public company audit experience from her duties as controller at OSI as well as a wealth of personnel management and human resources skills.  Ms. Gould and the Rodgers family hold a controlling majority interest in the Company.

Directors Continuing in Office

Directors whose present terms continue until 2017 (Class II):

Douglas I. McCree. Mr. McCree, age 50, has served as a director of the company since its initial public offering in October 2015.    Mr. McCree has been with First Housing Development Corporation of Florida (“First Housing”) since 2000 and has served as its Chief Executive Officer since 2004. From 1987 through 2000, Mr. McCree held various positions with Bank of America, N.A. including Senior Vice President—Affordable Housing Lending. Mr. McCree serves on numerous professional and civic boards. He received a B.S. from Vanderbilt University majoring in economics. Mr. McCree brings to the Board of Directors many years of banking experience and a strong perspective on public company operational requirements from his experience as Chief Executive Officer of First Housing.

Joel E. Rodgers, Sr. Mr. Rodgers, age 78, has served as a director of the company since its initial public offering in October 2015.  Mr. Rodgers has been Vice President of Allied Signal, Inc. (1987-1992) and CEO of Baron Blakeslee, Inc. (1985-1987). Since 1995 Mr. Rodgers has served as a part-time Professor at Nova Southeastern University teaching finance, statistics, marketing, operations, and strategy. He has published numerous articles dealing with empowerment and corporate leadership. Mr. Rodgers represented the United States State Department in China, Mexico and Brazil in negotiations regarding the Montreal Protocol which dealt with limiting fluorocarbon discharge. Mr. Rodgers’ civic work extends to service on the library, hospital, and municipal utility boards of Bowling Green, Kentucky. Mr. Rodgers holds a Doctorate of Business Administration from Nova Southeastern University, a Masters of Business Administration from University of Kentucky, a B.S. in Mechanical Engineering from University of New Mexico and was a University of Illinois PhD candidate. He brings to our Board of Directors a lifetime of management, finance and marketing experience as well as an academic career of study in each.

Directors whose present terms continue until 2018 (Class III):

C. Birge Sigety. Mr. Sigety, age 62, has served as a director of the company since its initial public offering in October 2015. Mr. Sigety is currently CEO of Bison Investments, Inc., a private investment fund he started in 1996. Prior to that, Mr. Sigety was CEO of Professional Medical Products, Inc., a privately held company with over $165 million in sales, nine manufacturing plants, and 2200 employees doing business throughout the United States and in 40 other countries. Mr. Sigety has participated in a number of start-up companies in the banking, real estate, and medical device industries. Mr. Sigety holds a B.A. in English Literature from Bates College. Mr. Sigety brings to our Board of Directors an insight regarding all stages of development of companies and has experience growing companies from the start-up stage to international prominence. Mr. Sigety also brings to our Board of Directors a financial background in public and private capital markets.

Martin A. Traber. Mr. Traber, age 70, has served as a director of the company since its initial public offering in October 2015. Since 1994, Mr. Traber has been a partner of Foley & Lardner LLP, in Tampa, Florida, representing clients in securities law matters and corporate transactions. Mr. Traber is a founder of NorthStar Bank in Tampa, Florida and from 2007 to 2011 served as a member of the Board of Directors of that institution. Mr. Traber serves on the Board of Directors of JHS Capital Holdings, Tampa, Florida and on the Advisory Board of Platinum Bank, Tampa, Florida. From 2012 to 2013, he served on the Board of Directors of Exeter Trust Company, Portsmouth, New Hampshire. Mr. Traber holds a Bachelor of Arts and a Juris Doctor from Indiana University.

Mr. Traber currently serves as a director of the board of directors of HCI Group, Inc., a New York Stock Exchange listed company headquartered in Tampa, Florida, primarily engaged in the homeowners’ insurance business (NYSE: HCI) (“HCI”) and as a member of HCI’s compensation committee and nominating and governance committee. Mr. Traber has served on the board of directors of HCI since its inception.

Mr. Traber brings considerable legal, financial and business experience to the Board of Directors. He has counseled and observed numerous businesses in a wide range of industries. The knowledge gained from his observations and his knowledge and experience in business transactions and securities law are considered of importance in monitoring the Company’s performance and when we consider and pursue business acquisitions and financial transactions. As a corporate and securities lawyer, Mr. Traber has a fundamental understanding of governance principles and business ethics. His knowledge of other businesses and industries is useful in determining management and director compensation.

Andrew L. Graham. Mr. Graham, age 57, has served as a director of the company since its initial public offering in October 2015. Since June 2008, Mr. Graham has served as Vice President, General Counsel and Secretary of HCI Group, Inc. (NYSE:HCI). From 1999 to 2007, Mr. Graham served in various capacities, including as General Counsel, for Trinsic, Inc. (previously named Z-Tel Technologies, Inc.), a publicly-held provider of communications services headquartered in Tampa, Florida. Since 2011, Mr. Graham has served on the Internal Audit Committee of Hillsborough County, Florida. From 2007 to 2011, he served on the Board of Trustees of Hillsborough Community College, a state institution serving over 45,000 students annually. Mr. Graham holds a Bachelor of Science, major in Accounting, from Florida State University and a Juris Doctor, as well as a Master of Laws (L.L.M.) in Taxation, from the University of Florida College of Law. Mr. Graham was licensed in Florida as a Certified Public Accountant from 1982 to 2001. As a Certified Public Accountant, he audited, reviewed and compiled financial statements and prepared tax returns. Mr. Graham’s experience serving as general counsel to publicly-held companies brings to our Board of Directors a comprehensive understanding of public company operations, financial reporting, disclosure, and corporate governance, as well as perspective regarding potential acquisitions. With his accounting education and experience, he brings also a sophisticated understanding of accounting principles, auditing standards, internal accounting control and financial presentation and analysis.

Arrangements as to Selection and Nomination of Directors

We are aware of no arrangements as to the selection and nomination of directors.

Independent Directors

Based upon recommendations of our nominating and governance committee, the Board of Directors has determined that current directors Messrs. McCree, Graham, Sigety and Traber are “independent directors” meeting the independence tests set forth by NASDAQ Stock Market and Rule 10A-3(b)(i) under the Exchange Act, including having no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). In the case of Mr. Traber, the Board of Directors considered his role as a partner of Foley & Lardner LLP, which provides legal services to the company, and determined that the fees received by the law firm from us amount to less than 1% of the firm’s total revenue and also considered Mr. Traber’s personal financial substance, his other sources of income and his lack of dependence upon legal fees from the company.

DIRECTOR COMPENSATION

The compensation of our non-employee directors is determined by the Board of Directors which solicits a recommendation from the compensation committee.

Directors who are employees of the company do not receive any additional compensation for their service as directors.  During 2015, the company’s non-employee directors each earned fees of $2,917 for service to the company, which includes attendance at Board and committee meetings held during 2015.

The following table sets forth information with respect to compensation earned by each of our directors (other than “named executive officers”) during the year ended December 31, 2015.

	Fees
	Earned or
	Paid in	Option
	Cash	Awards
Name	($)(1)	($)	Total ($)
Martin A. Traber	$(2)	$—	$—
Andrew Graham	$2,917	$—	$2,917
C. Birge Sigety	$2,917	$—	$2,917
Douglas I. McCree	$2,917	$—	$2,917
Joel E. Rodgers, Sr.	$2,917	$—	$2,917

(1)	Represents the prorata compensation for the period from October 23, 2015 (IPO date) to December 31, 2015.
(2)	Cash compensation for Mr. Traber is waived pursuant to the policies and procedures of his employment with Foley & Lardner, LLP.

TRANSACTIONS WITH RELATED PERSONS

Transactions

LMF has engaged Business Law Group, P.A., (“BLG”) on behalf of many of its Association clients to service and collect the Accounts and to distribute the proceeds as required by Florida law and the provisions of the purchase agreements between LMF and the Associations. In addition, Ms. Gould entered into an employment agreement to work part-time with the LMF. Ms. Gould’s employment agreement with LMF permits her to also work as General Manager of Business Law Group, P.A. which pays her additional compensation of $150,000 per year.

Legal Services

One of our directors, Martin A. Traber, is a partner at the law firm of Foley & Lardner LLP, and since our inception in 2015, the firm has provided legal representation to us.  During 2015, Foley & Lardner LLP billed us approximately $699,000, which represents less than 1% of Foley & Lardner’s fee revenue. These services were provided on an arm’s-length basis, and paid for at fair market value. We believe that such services were performed on terms at least as favorable to us as those that would have been realized in transactions with unaffiliated entities or individuals. These billings include the legal fees incurred in filing our S-1 registration statement and subsequent IPO.

ADVERSE INTERESTS

We are not aware of any material proceedings in which an executive officer or director is a party adverse to the company or has a material interest adverse to the company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4, and 5 filed for the year 2015, we believe that all of our directors, officers, and 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.  In addition, all such forms were filed timely.

CODE OF ETHICS

We have adopted a code of ethics applicable to all employees and directors, including our chief executive officer and chief financial officer. We have posted the text of our code of ethics to our internet web site: www.lmfunding.com by clicking “Investors” at the top and then “Corporate Governance” and then the appropriate “Code of Ethics”. We intend to disclose any change to or waiver from our code of ethics by posting such change or waiver to our internet web site within the same section as described above.

CORPORATE GOVERNANCE GUIDELINES

We have adopted Corporate Governance Guidelines to promote effective governance of the company.  A current copy of our Corporate Governance Guidelines is available on our website www.lmfunding.com by clicking “Investors” at the top and then “Corporate Governance” and then “Corporate Governance Guidelines.”

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held one meeting during 2015. During 2015, no director attended less than 75% of the Board and applicable committee meetings.

Board members are encouraged, but not required to attend the Annual Meeting of the Shareholders.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

We have established procedures by which shareholders may communicate with members of the Board of Directors, individually or as a group.  Shareholders wishing to communicate with the Board of Directors or a specified member of the Board may send written communications addressed to: Board of Directors, LM Funding America, Inc., c/o Aaron Gordon, Esq., General Counsel and Secretary of the Corporation, 302 Knights Run Avenue, Suite 1000, Tampa, Florida 33602. The mailing envelope should clearly specify the intended recipient or recipients, which may be the Board of Directors as a group or an individual member of the Board.  The communication should include the shareholder’s name and the number of shares owned.  Communications that are not racially, ethically or religiously offensive, commercial, pornographic, obscene, vulgar, profane, defamatory, abusive, harassing, threatening, malicious, false or frivolous in nature will be promptly forwarded to the specified members of the Board of Directors.  We have also established procedures by which all interested parties (not just shareholders) may communicate directly with our non-management or independent directors as a group.  Any interested party wishing to communicate with our non-management or independent directors as a group may send written communications addressed to: Board of Directors, LM Funding America, Inc., c/o Aaron Gordon, Esq., General Counsel and Secretary of the Corporation, 302 Knights Run Avenue, Suite 1000, Tampa, Florida 33602.  The mailing envelope should clearly specify the intended recipients, which may be the non-management directors or the independent directors as a group.  The Secretary will promptly forward the envelope for distribution to the intended recipients.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an audit committee, a compensation committee, and a nominating and governance committee.

Audit Committee

The company has a separately-designated standing audit committee established in accordance with the Securities and Exchange Act of 1934. The audit committee’s responsibilities include the following:

•	assisting our Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices;
•	overseeing the work of our internal accounting and auditing processes;
•	discussing with management our processes to manage business and financial risk;
•

making appointment, compensation, and retention decisions regarding, and overseeing the independent registered public accounting firm engaged to prepare or issue audit reports on our financial statements;

•

establishing and reviewing the adequacy of procedures for the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures; and
•	conducting an appropriate review and approval of all related party transactions for potential conflict of interest situations on an ongoing basis.

The audit committee is composed of three members: Andrew Graham, its chairman, C. Birge Sigety and Douglas I. McCree. Since our common shares are listed on Nasdaq Capital Markets, we are governed by its listing standards. Accordingly, the members of the audit committee  are considered to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ and the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Graham is an audit committee financial expert. The Audit Committee met formally one time during 2015 and otherwise acted by unanimous written consent. The Board of Directors has adopted a written Audit Committee Charter. A current copy of the charter is available on our website www.lmfunding.com by clicking “Investors” and then “Corporate Governance.”

Compensation Committee

The compensation committee’s responsibilities include the following:

•	reviewing and approving the compensation programs applicable to our executive officers;
•	recommending to the Board of Directors and periodically reviewing policies for the administration of the executive compensation programs;
•

reviewing and approving the corporate goals and objectives relevant to the compensation of the executive officers, evaluating the performance of the executive officers in light of those goals, objectives and strategies, and setting the compensation level of the executive officers based on this evaluation;

•	reviewing on a periodic basis the operation of our executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;
•	administering and making awards under the company’s 2015 Omnibus Incentive Plan and monitoring and supervising the administration of any other benefit plans the company may have; and
•	reviewing and approving compensation to outside directors.

The compensation committee has the authority to determine the compensation of the named executive officers, except the Chief Executive Officer.  The compensation committee makes recommendations to the Board of Directors for non-employee directors and Chief Executive Officer compensation and equity awards under the company’s 2015 Omnibus Incentive Plan.  At least annually the compensation committee considers the results of the company’s operations and its financial position and makes compensation determinations.  The compensation committee did not engage or rely on consultants in determining compensation paid to executive officers in 2015, instead relying on the judgment and knowledge of its own members. The compensation committee views the determination of such compensation to be a collaborative effort and accordingly it welcomes recommendations and advice from executive officers and other directors. The compensation committee is composed of three members: C. Birge Sigety, Douglas I. McCree and Martin A. Traber each of whom have been determined to be “independent” within the meaning of SEC and NASDAQ regulations. The Board of Directors has adopted a formal compensation committee charter.   As required under NASDAQ Rule 5605(d)(1), the Compensation Committee assesses the adequacy of its charter on an annual basis. The compensation committee met formally one time during 2015 and otherwise acted by unanimous written consent.

A current copy of the charter is available on our website www.lmfunding.com by clicking “Investors” and then “Corporate Governance.”

Nominating and Governance Committee

The functions of the nominating and governance committee include the following:

•	establishing criteria for selection of potential directors, taking into account all factors it considers appropriate;
•

identifying and selecting individuals believed to be qualified as candidates to serve on the board and recommending to the board candidates to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of the shareholders;

•	recommending members of the board to serve on the committees of the board;

•	evaluating and ensuring the independence of each member of each committee of the board required to be composed of independent directors;
•	developing and recommending to the board a set of corporate governance principles appropriate for our company and consistent with the applicable laws, regulations, and listing requirements;
•	developing and recommending to the board a code of conduct for our company’s directors, officers, and employees;
•

ensuring that we make all appropriate disclosures regarding the process for nominating candidates for election to the board, including any process for shareholder nominations, the criteria established by the committee for candidates for nomination for election to the board, and any other disclosures required by applicable laws, regulations, or listing standards; and

•

reporting regularly to the board (i) regarding meetings of the committee, (ii) with respect to such other matters as are relevant to the committee’s discharge of its responsibilities, and (iii) with respect to such recommendations as the committee may deem appropriate.

The nominating and governance committee is composed of three members: Douglas I. McCree, Bruce M. Rodgers and Joel E. Rodgers, Sr. The nominating and governance committee did not meet in 2015, but held a meeting in 2016 prior to the submission of this proxy statement. The Board of Directors has adopted a written nominating and governance committee charter. A current copy of the charter is available on our website at www.lmfunding.com by clicking “Investors” and then “Corporate Governance.”

Each of the proposed director nominees was recommended by the nominating and governance committee to the Board of Directors.

The nominating and governance committee identifies director candidates in numerous ways. Generally, the candidates are known to and recommended by members of the Board of Directors or management. In evaluating director candidates, the nominating and governance committee considers a variety of attributes, criteria and factors, including experience, skills, expertise, diversity, personal and professional integrity, character, temperament, business judgment, time availability, dedication and conflicts of interest. At a minimum, director candidates must be at least 18 years of age and have such business, financial, technological or legal experience or education to enable them to make informed decisions on behalf of the company. The nominating and governance committee has not adopted a specific policy on diversity.

The nominating and governance committee will consider director candidates recommended by shareholders. Any shareholder wishing to recommend one or more director candidates should send the recommendations before November 1st of the year preceding the next annual meeting of shareholders to the Secretary of the company, Aaron Gordon, Esq., General Counsel and Secretary, 302 Knights Run Avenue, Suite 1000, Tampa, Florida 33602. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment and any other attributes or factors the shareholder wishes the committee to consider, as well as the shareholder’s name, address and telephone number and the class and number of shares held. The Committee may require the recommended candidate to furnish additional information. The secretary will forward recommendations of qualified candidates to the nominating and governance committee and those candidates will be given the same consideration as all other candidates.

A shareholder wishing to nominate an individual for election to the Board of Directors at the Annual Meeting of the Shareholders, rather than recommend a candidate to the Nominating and Governance Committee, must comply with the advance notice requirements set forth in our bylaws. See “Shareholder Proposals for Presentation at the 2017 Annual Meeting” for further information.

Board of Directors Leadership Structure

Our business and affairs are managed under the direction of the Board of Directors. Under our current leadership structure, Bruce M. Rodgers serves as chairman of the board and chief executive officer. Mr. Rodgers’ role includes providing continuous feedback on the direction and performance of the company, serving as chairman of regular meetings of the Board of Directors, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business. Mr. Rodgers plays a significant role also in formulating and executing the company’s strategic plans, financing activity and investment decisions. We believe board oversight and planning is a collaborative effort among the directors, each of whom has unique skills, experience and education, and this structure facilitates collaboration and communication among the directors and management and makes the best use of their respective skills. The Board of Directors periodically reviews the board leadership structure to evaluate whether the structure remains appropriate for the company and may determine to alter this leadership structure anytime based on then existing circumstances.

Board of Directors’ Role in Risk Oversight

The Board of Directors plays a significant role in monitoring risks to the company. Where major risks are involved, the Board of Directors takes a direct role in reviewing those matters.  The Board of Directors also approves any strategic initiatives and any large or unusual investment or other such expenditure of the company’s resources. The Board of Directors has established committees to assist in ensuring that material risks are identified and managed appropriately. Among them are the audit committee, the compensation committee, and the nominating and governance committee. The Board and its committees regularly review material operational, financial, compensation and compliance risks with executive management. The audit committee is responsible for assisting the Board of Directors in its oversight of the quality and integrity of our accounting, auditing, and reporting practices and discussing with management our processes to manage business and financial risk. The compensation committee considers risk in connection with its design of our compensation programs for our executives.  The nominating and governance committee regularly reviews the company’s corporate governance structure and board committee assignments. Each committee regularly reports to the Board of Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Skoda Minotti & Co. Certified Public Accountants was our principal registered public accounting firm for 2015.

AUDIT FEES

The following table sets forth the aggregate fees for services related to the years ended December 31, 2015 and 2014 provided by Skoda Minotti & Co. Certified Public Accountants, our principal accountant:

	2015	2014
Audit Fees(1)	$187,000	$105,000
All Other Fees(2)	191,050	10,650
Total	$378,050	$115,650

(1)

Audit Fees represent fees billed for professional services rendered for the audit of our annual financial statements, review of our quarterly financial statements included in our quarterly reports on Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

(2)

All Other Fees represent fees billed for services provided to us not otherwise included in the category above, which are primarily fees related to our S-1 Registration Statement completed in October 2015.

PRE-APPROVAL POLICIES

All auditing services and non-auditing services are pre-approved by the audit committee. The audit committee has delegated this authority to the chairman of the audit committee for situations when pre-approval by the full audit committee is inconvenient. Any decisions by the chairman of the audit committee must be disclosed at the next audit committee meeting.

AUDIT COMMITTEE REPORT

TO: The Board of Directors of LM Funding America, Inc.

The audit committee oversees the financial reporting processes of LM Funding America, Inc. on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Annual Report with management and discussed with management the quality, in addition to the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee reviewed with representatives of Skoda Minotti & Co. Certified Public Accountants, the company’s independent registered public accounting firm responsible for auditing the company’s financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the company’s accounting principles. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards adopted by the Public Company Accounting Oversight Board. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The audit committee discussed with representatives of Skoda Minotti & Co. Certified Public Accountants, the overall scope and plans for their audit. The audit committee met with representatives of Skoda Minotti & Co. Certified Public Accountants, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors the inclusion of the audited financial statements in the company’s Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Andrew Graham, Chairman

C. Birge Sigety

Douglas I. McCree

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of April 29, 2016:

Name	Age	Title
Bruce M. Rodgers	52	Chairman and Chief Executive Officer
Stephen Weclew	36	Chief Financial Officer
Sean Galaris	47	President
Carollinn Gould	52	Vice-President, General Manager and Director
Aaron Gordon	30	General Counsel and Corporate Secretary

Bruce M. Rodgers. Mr. Rodgers background and experience is contained above in the section of the Proxy Statement entitled “Directors” above.

Stephen Weclew. Mr. Weclew, age 36, has served as Chief Financial Officer of the company since its initial public offering in October 2015, in charge of all financial reporting. From 2012 to 2014, Mr. Weclew served in various finance positions for the North American Wound Care Division of Smith and Nephew including Director of Finance, Finance Manager, and Reporting/Controls Manager. From 2010 to 2012, Mr. Weclew was the Assistant Controller for Airgas Retail Solutions, Inc. Mr. Weclew was a Senior Business Consultant with BST Global, Inc. from 2007 to 2010 and served in the Audit and Assurance practice for Deloitte & Touche from 2004 to 2007. Mr. Weclew earned a B.S. in Business, Major Accounting and a Masters of Accountancy from University of Central Florida. He is a licensed C.P.A.

Sean Galaris. Mr. Galaris, age 47, has served as President of the company since its initial public offering in October 2015. Prior to joining the company, Mr. Galaris served as Senior Vice President of The Continental Group, a FirstService Corporation held company (NASDAQ: FSRV), and President of its subsidiary Sterling Management for 13 years. Operating in the largest geographic region in Florida, Mr. Galaris was responsible for managing approximately 350 properties across North Florida. Working with national and local developers to build several of the largest communities in Florida, Mr. Galaris managed the openings of over 100 condominium and homeowner associations across the state. He has been a licensed Real Estate Broker and Community Association Manager for over 15 years. Originally from the greater Boston area, he holds a B.S. in Business (Management) from Salem State College where he captained the men’s basketball team for three years, prior to his career as a professional basketball player in Europe.

Carollinn Gould.  Ms. Gould’s background and experience is contained above in the section of the Proxy Statement entitled “Directors” above.

Aaron Gordon. Mr. Gordon, age 30, has served as General Counsel and Secretary of the company since its initial public offering in October 2015. Mr. Gordon supervises the acquisition of delinquent condominium and home owner’s association accounts receivable. Since 2009, Mr. Gordon has provided legal counsel for LMF’s business operations. Prior to his career as a lawyer Mr. Gordon was an associate for HealthTrust, LLC, a commercial real estate valuation firm which specializes in the seniors’ housing sector. Originally from Fort Myers, Florida, Mr. Gordon holds a B.S. in Real Estate from Florida State University, Magna Cum Laude, and a Juris Doctor from the University of Florida with a practice certificate in Estates and Trust Administration. Mr. Gordon was admitted to the Florida Bar in 2009 and the New York Bar in 2010.

We are aware of no arrangements as to the selection or appointment of executive officers.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

The following table provides summary information concerning compensation for services rendered in all capacities awarded to, earned by or paid to our named executive officers during the years ended December 31, 2015 and 2014. The table does not include compensation for 2014 for each named executive officer if such officer was not employed by the company in 2014.

				Stock	Option		All Other
	Fiscal	Salary	Bonus	Awards	Awards		Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)		($)(3)	($)
Bruce Rodgers	2015	$62,192	$—	$—	$—		$666	$62,858
Chairman and CEO
Stephen Weclew	2015	$116,000	$—	$—	$—		$16,051	$132,051
Chief Financial Officer
Sean Galaris	2015	$166,154	$—	$—	$223,020	(2)	$22,224	$397,378
President	2014	$150,000	$81,427	$—	$—		$17,451	$248,878

(1)

Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. A summary of the assumptions made in the valuation of these awards is provided under Note 9 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 30, 2016

(2)

Includes an option to purchase 94,500 shares of common stock granted to Mr. Galaris on October 22, 2015. The option has an exercise price of $10.00 per share and expires on October 21, 2025. The option vests fully in three equal annual installments on October 21, 2016, October 21, 2016 and October 21, 2017.

(3)	These Amounts consist of:

- health insurance premiums paid by the company in excess of non-executive contribution

- Auto Allowance

		Health
		Insurance	Auto
		Premiums	Allowance
Name	Year	($)	($)	Total ($)
Bruce Rodgers	2015	$666	$—	$666.00
Stephen Weclew	2015	$16,051	$—	$16,051.00
Sean Galaris	2015	$20,224	$2,000	$22,224.00
	2014	$17,451	$—	$17,451.00

Employment Agreements

Certain executives’ compensation and other arrangements are set forth in employment agreements. These employment agreements are described below.

Bruce M. Rodgers. On October 22, 2015, we entered into an employment agreement with Mr. Bruce M. Rodgers, our Chief Executive Officer. His agreement provides for annual compensation of $385,000 and he may be granted annual bonuses at the discretion of the Board of Directors. Mr. Rodgers is entitled to participate in all of our pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as our other employee officers participate. The term of Mr. Rodgers’ agreement is for three years and is automatically renewed each year unless terminated for “cause”, as defined in the employment agreement. He will receive the base salary and benefits due under the employment agreement for the remainder of the term if terminated “without cause”, as defined in the employment agreement, or such base salary shall be paid for the remainder of the term to his estate if his employment is terminated due to his death. Mr. Rodgers’ employment agreement contains certain non-competition covenants and confidentiality provisions.

Steven Weclew. On January 4, 2016, we entered into an employment agreement with Mr. Steve Weclew, our Chief Financial Officer. His agreement provides for annual compensation of $200,000 and he may be granted annual bonuses at the discretion of the Board of Directors. Mr. Weclew is entitled to participate in all of our pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as our other employee officers participate. The agreement provides that, if we terminate Mr. Weclew’ employment without cause then he will be entitled to severance compensation in the amount of his base salary and his health and welfare benefits for the 12-month period following the date of termination. The agreement provides that Mr. Weclew will only be entitled to the unpaid base salary owing to him up through and including the date of termination if he (a) is terminated due to death or disability, (b) is terminated by the company for cause, or (c) he chooses to terminate his employment. Mr. Weclew’s employment agreement contains certain non-competition covenants and confidentiality provisions.

Sean Galaris. On October 22, 2015, we entered into an employment agreement with Mr. Sean Galaris, our President.  His agreement provides for annual compensation of $250,000 and he received a grant of options equal to 4.5% of the outstanding shares of the Company at conclusion of the offering on October 22, 2015 with an exercise price equal to the offering price and a ten-year term. Such options will vest ratably over a three-year period while Mr. Galaris is still employed by us. He may be granted annual bonuses at the discretion of the Board of Directors. Mr. Galaris is entitled to participate in all of our pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as our other employee officers participate. The term of Mr. Galaris’ agreement is for two years and is automatically renewed for successive one-year terms unless terminated for “cause”, as defined in the employment agreement. He will receive the base salary and benefits due under the employment agreement for the remainder of the term if terminated “without cause”, as defined in the employment agreement, or such base salary shall be paid for the remainder of the term to his estate if his employment is terminated due to his death. Mr. Galaris’ employment agreement contains certain non-competition covenants and confidentiality provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on exercisable and unexercisable options and unvested stock awards held by the named executive officers on December 31, 2015.

Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised		Option
	Options	Options		Exercise	Option
	(#)	(#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date
Bruce Rodgers	—	—		$—	—
		—		$—	—
Stephen Weclew	—	—		$—	—
		—		$—	—
Sean Galaris	—	94,500	(1)	$10.00	10/22/2025
	—	—		$—	—

(1)	Represents the unvested portion of an option to purchase 94,500 shares of common stock granted on October 22, 2015, which fully vests on October 21, 2025.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of common stock that may be issued under our 2015 Omnibus Incentive Plan, as of December 31, 2015:

Equity Compensation Plan Information
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	94,500	$10.00	505,500
Equity compensation plans not approved by security holders	-	$-	-

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of April 29, 2016 by:

•	each person who is known by us to beneficially own more than 5% of our outstanding common stock,
•	each of our directors and named executive officers, and
•	all directors and executive officers as a group.

The number and percentage of shares beneficially owned are based on 3,300,000 common shares outstanding as of April 29, 2016. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally require that the individual have voting or investment power with respect to the shares. In computing the number of shares beneficially owned by an individual listed below and the percentage ownership of that individual, shares underlying options, warrants and convertible securities held by each individual that are exercisable or convertible within 60 days of May 2, 2016, are deemed owned and outstanding, but are not deemed outstanding for computing the percentage ownership of any other individual. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all individuals listed have sole voting and investment power for all shares shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is LM Funding America, Inc., 302 Knights Run Avenue, Suite 1000, Tampa, Florida 33602.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
5% Stockholders:
Bard Associates, Inc. (1)	301,650	8.74%
CGR63, LLC. (2)	2,323,664	67.70%
Executive Officers and Directors
Sean Galaris (3)	8,000	*
Bruce M. Rodgers (4)	2,367,840	68.95%
Carollinn Gould (4)	2,367,840	68.95%
Douglas I. McCree (5)	10,000	*
Joel E. Rodgers, Sr. (6)	2,000	*
C. Birge Sigety (7)	40,000	1.20%
Martin A. Traber (8)	20,000	*
Andrew L. Graham (9)	8,000	*
Stephen Weclew (10)	2,000	*
All Executive Officers and Directors as a Group (10 individuals)	2,458,240	71.68%

*	Represents less than 1% of beneficial ownership
(1)	Includes 150,825 shares of common stock and 150,825 shares of common stock issuable upon the exercise of warrants held by Bard Associates, Inc.
(2)

Includes 2,191,244 shares of common stock and 132,420 shares of common stock issuable upon the exercise of warrants held by CGR63, LLC.  Bruce M. Rodgers, Carollinn Gould and their family, including trusts or custodial accounts of minor children of each of Mr. Rodgers and Ms. Gould, own 100% of the outstanding membership interests of CGR63, LLC.

(3)

Includes 4,000 shares of common stock and 4,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $12.50. This amount excludes 94,500 options that are not exercisable 60 days after record date of May 2, 2016.

(4)

Includes 2,323,664 shares beneficially owned by CGR63, LLC and 44,176 shares beneficially owned by BRR Holding, LLC, of which 132,420 shares in the case of CGR63, LLC and 1,500 shares in the case of BRR Holding, LLC are issuable upon the exercise of warrants to purchase shares of common stock. Bruce M. Rodgers, Carollinn Gould and their family, including trusts or custodial accounts of minor children of each of Mr. Rodgers and Ms. Gould, own 100% of the outstanding membership interests of CGR63, LLC and 100% of the outstanding membership interests of BRR Holding, LLC, and therefore Mr. Rodgers may be deemed to have shared voting and investment power for all 2,367,840 shares owned by CGR63, LLC and BRR Holding, LLC.

(5)

Includes 5,000 shares of common stock, and 5,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $12.50. This amount excludes 5,000 options that are not exercisable 60 days after the record date of May 2, 2016.

(6)

Includes 1,000 shares of common stock, and 1,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $12.50.  This amount excludes 5,000 options that are not exercisable 60 days after the record date of May 2, 2016.

(7)

Includes 20,000 shares of common stock (10,000 shares of common stock owned directly and 10,000 shares of common stock owned indirectly via a Trust), and 20,000 shares of common stock issuable upon the exercise of warrants (10,000 owned directly and 10,000 owned indirectly via a Trust) at an exercise price of $12.50. This amount excludes 5,000 options that are not exercisable 60 days after record date of May 2, 2016.

(8)

Includes 10,000 shares of common stock, and 10,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $12.50. This amount excludes 5,000 options that are not exercisable 60 days after record date of May 2, 2016.

(9)

Includes 2,000 shares of common stock, and 6,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $12.50. This amount excludes 5,000 options that are not exercisable 60 days after record date of May 2, 2016.

(10)

Includes 1,000 shares of common stock, and 1,000 shares of common stock issuable upon the exercise of warrants at an exercise price of $12.50. This amount excludes 25,600 options that are not exercisable 60 days after record date of May 2, 2016.

OTHER MATTERS

We do not expect any other matters to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy as recommended by the Board of Directors or, if no recommendation is given, in their own discretion using their best judgment.

SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2017 ANNUAL MEETING

Shareholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2017 Annual Meeting of Shareholders must comply with Securities and Exchange Commission Rule 14a-8. The deadline for submitting such proposals is January 17, 2016 (120 days before the date of this year’s mailing without regard to the year), unless the date of the 2017 Annual Meeting is more than 30 days before or after the one-year anniversary date of the 2016 Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2017 Annual Meeting.

Shareholders wishing to submit proposals for the 2017 Annual Meeting outside the process of Securities and Exchange Commission Rule 14a-8 must comply with the advance notice and other provisions of Article II, Section 11 of our bylaws. To be timely, notice of the proposal must be received by the company by March 14, 2017, unless the date of the 2017 Annual Meeting is more than 30 days before or after the one-year anniversary date of the 2016 Annual Meeting, in which case the notice must be delivered at least 45 days before the company sends its proxy materials to shareholders for the 2017 Annual Meeting.

Address proposals to LM Funding America, Inc., Attention: Aaron Gordon, Esq., General Counsel and Secretary, 302 Knights Run Avenue, Suite 1000, Tampa, Florida 33602. The specific requirements for submitting shareholder proposals are set forth in Article II, Section 11 of our bylaws.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. The company will promptly deliver a separate copy of any of these documents to you if you contact us at the following address or telephone number: LM Funding America, Inc., Attention: Aaron Gordon, Esq., General Counsel and Secretary, 302 Knights Run Avenue, Suite 1000, Tampa, Florida 33602, telephone: 813-222-8996. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact the company at the above address or telephone number.

1 1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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1. Election of Directors	☐	☐	☐

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____

Nominees

01 Mr. Bruce M. Rodgers 02 Ms. Carollinn Gould

02 0000000000

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SHARES
CUSIP #
SEQUENCE #

0000292172_1 R1.0.1.25

LM FUNDING AMERICA, INC. 302 KNIGHTS RUN AVE., SUITE 1000 TAMPA, FL 33602 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.comUsetheInternettotransmityourvotinginstructionsandforelectronicdeliveryofinformationupuntil11:59P.M.EasternTimethedaybeforethecut-offdateormeetingdate.Haveyourproxycardinhandwhenyouaccessthewebsiteandfollowtheinstructionstoobtainyourrecordsandtocreateanelectronicvotinginstruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIfyouwouldliketoreducethecostsincurredbyourcompanyinmailingproxymaterials,youcanconsenttoreceivingallfutureproxystatements,proxycardsandannualreportselectronicallyviae-mailortheInternet.Tosignupforelectronicdelivery,pleasefollowtheinstructionsabovetovoteusingtheInternetand,whenprompted,indicatethatyouagreetoreceiveoraccessproxymaterialselectronically in future years.VOTE BY PHONE - 1-800-690-6903Useanytouch-tonetelephonetotransmityourvotinginstructionsupuntil11:59P.M.EasternTimethedaybeforethecut-offdateormeetingdate.Haveyourproxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 0 0 0 1. Election of DirectorsTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below. Nominees 01 Mr. Bruce M. Rodgers 02 Ms. Carollinn Gould NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000292172_1 R1.0.1.25 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 0000292172_2 R1.0.1.25

LM FUNDING AMERICA, INC.
Annual Meeting of Shareholders
June 16, 2016 3:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Bruce M. Rodgers and Aaron Gordon, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of LM FUNDING AMERICA, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 03:00 PM, EST on June 16, 2016, at the Cinebistro at Hyde Park Village, 1609 West Swann Avenue, Tampa, FL 33606, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000292172_2 R1.0.1.25

Continued and to be signed on reverse side

0000292172_2 R1.0.1.25 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice & Proxy Statement, Form 10-K are available atwww.proxyvote.comLM FUNDING AMERICA, INC.Annual Meeting of ShareholdersJune 16, 2016 3:00 PMThis proxy is solicited by the Board of DirectorsTheshareholder(s)herebyappoint(s)BruceM.RodgersandAaronGordon,oreitherofthem,asproxies,eachwiththepowertoappoint(his/her)substitute,andherebyauthorizesthemtorepresentandtovote,asdesignatedonthereversesideofthisballot,allofthesharesof(Common/Preferred)stockofLMFUNDINGAMERICA,INC.thattheshareholder(s)is/areentitledtovoteattheAnnualMeetingofshareholder(s)tobeheldat03:00PM,ESTonJune16,2016,attheCinebistroatHydeParkVillage,1609WestSwannAvennue,Tampa, FL 33606,and any adjournment or postponement thereof.Thisproxy,whenproperlyexecuted,willbevotedinthemannerdirectedherein.Ifnosuchdirectionismade, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side